[AMERICAN BEACON SELECT FUNDS LOGO]

                       Money Market Select Fund
                U.S. Government Money Market Select Fund


  Supplement dated December 19, 2008 to the Prospectus dated March 1, 2008 as Supplemented on April 18, 2008, September 16, 2008, September 19, 2008,
                  September 30, 2008 and October 15, 2008
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The following information supplements the disclosure in the Prospectus for the above-referenced funds. It should be retained and read in conjunction with the Prospectus.


Effective December 12, 2008, the Money Market Select Fund is no longer requiring that redemption requests be satisfied by delivery of cash and in-kind securities.


The Money Market Select Fund and the U.S. Government Money Market Select Fund (the "Funds") participated in the U.S. Department of the Treasury's (the "Treasury") Temporary Guarantee Program for Money Market Funds (the "Program"), the initial application of which ran through December 18, 2008. On
November 24, 2008, the Treasury announced an extension of the Program. The Funds are not participating in the extension period.


Management believes that the Funds and their shareholders would not benefit from continued participation in the Program, in light of the additional expense that the Funds would bear to participate and the fact that the Program's protection applies only to shareholder accounts of record as of the close of business on September 19, 2008. Accordingly, the Funds have not filed the requisite notice with the Treasury to continue their participation in the Program.


Each Fund's subsection titled Principal Risk Factors in the section titled About the Funds is hereby supplemented as follows:


Recent Market Events Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE